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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2002


                               ARVINMERITOR, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Indiana                       1-15983                 38-3354643
----------------------------          -----------               ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File No.)             Identification No.)



                              2135 West Maple Road
                                 Troy, Michigan
                                 --------------
                    (Address of principal executive offices)


                                   48084-7186
                                   ----------
                                   (Zip code)


Registrant's telephone number, including area code:  (248) 435-1000

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 6, 2002, Larry D. Yost, Chairman of the Board and Chief Executive Officer, and S. Carl Soderstrom, Jr., Senior Vice President and Chief Financial Officer of ArvinMeritor, Inc. (the "Company") filed with the Secretary of the Securities and Exchange Commission ("SEC") written statements in response to the SEC's Order No. 4-460 issued on June 27, 2002. Copies of these statements are filed as exhibits to this Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  99-a Statement Under Oath of Larry D. Yost, Chairman of the Board and Chief Executive Officer of the Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.

                  99-b Statement Under Oath of S. Carl Soderstrom, Jr., Senior Vice President and Chief Financial Officer of the Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ARVINMERITOR, INC.



                             By:  /s/ Vernon G. Baker, II
                                  -----------------------
                                      Vernon G. Baker, II
                                      Senior Vice President and General Counsel


Date: August 6, 2002



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                                 EXHIBIT INDEX

Exhibit Number                              Exhibit

99-a Statement Under Oath of Larry D. Yost, Chairman of the Board and Chief Executive Officer of the Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99-b Statement Under Oath of S. Carl Soderstrom, Jr., Senior Vice President and Chief Financial Officer of the Company, Regarding Facts and Circumstances Relating to Exchange Act Filings.